UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 16, 2014

Date of Report (Date of earliest event reported)

MTR Gaming Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20508	84-1103135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

State Route 2 South, P.O. Box 356, Chester, West Virginia	26034
(Address of principal executive offices)	(Zip Code)

(304) 387-8000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01                                           Other Events.

On June 16, 2014, the Registration Statement on Form S-4 (File No. 333-192086) (the “Registration Statement”) filed in connection with the previously disclosed agreement and plan of merger (the “Merger Agreement”) among MTR Gaming Group, Inc. (“MTR”), Eldorado HoldCo LLC (“Eldorado”) and certain of their respective affiliates, has been declared effective by the U.S. Securities and Exchange Commission (“SEC”).  The Registration Statement contains MTR’s definitive proxy statement related to soliciting the required approval of the MTR-Eldorado mergers by MTR stockholders.  MTR is expected to commence the mailing of the definitive proxy statement/prospectus to its stockholders on or about June 18, 2014.  MTR stockholders are encouraged to review the proxy statement/prospectus and to vote at the MTR special stockholders’ meeting to be held on July 18, 2014 in Cranberry Township, Pennsylvania.

With the SEC review of the proxy statement/prospectus now complete, another significant milestone to closing the MTR-Eldorado mergers has been achieved.  MTR continues to work closely with Eldorado on receiving the remaining gaming and racing regulatory and other customary approvals and anticipates closing in the third quarter of 2014 pending receipt of these approvals.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is not a solicitation of a proxy from any MTR stockholder.  In connection with the Merger Agreement, Eclair Holdings Company (“NewCo”) filed with the SEC the Registration Statement, as well as other relevant documents concerning the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MTR, ELDORADO, NEWCO AND THE PROPOSED TRANSACTION.  The Registration Statement, and other relevant materials (when they become available), and any other documents filed by MTR, Eldorado or NewCo with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to “Investor Relations,” MTR Gaming Group, Inc., Route 2, P.O. Box 356, Chester, West Virginia  26034 in the case of MTR, or by accessing MTR’s website at www.mtrgaming.com under the heading “About” and then “Investor Relations” and then under “SEC Filings.”  If you have any questions or need assistance in voting your shares, please call MTR’s information agent, MacKenzie Partners Inc., toll free at (800) 322-2885.

PARTICIPANTS IN THE SOLICITATION

MTR, Eldorado, and NewCo and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of MTR in connection with the proposed transaction.  Information about MTR’s directors and executive officers is available in Amendment No. 1 to MTR’s Annual Report on Form 10-K/A, filed on April 30, 2014.  Other information regarding the participants and other persons who may be deemed participants and description of their direct and indirect interests, by security holdings or otherwise, are contained in the Registration Statement.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Registration Statement regarding the combination between MTR and Eldorado.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on current expectations of management of MTR and Eldorado and are subject to uncertainty and changes in circumstances.  These forward-looking statements include, among others, statements regarding the expected benefits of a potential combination of MTR and Eldorado, including the expected effect of the mergers on MTR’s and Eldorado’s financial results and profile (e.g., free cash flow, earnings per share and Adjusted EBITDA); the anticipated benefits of geographic diversity that would result from the merger and the expected results of MTR’s and Eldorado’s gaming properties; expectations about future business plans, prospective performance and opportunities; required regulatory approvals and the expected timing of the completion of the transaction.  These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should”, “will” or similar words intended to identify information that is not historical in nature.  The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the potential transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein.  These risks and uncertainties include (a) the timing to consummate a potential transaction between MTR and Eldorado; (b) the ability and timing to obtain required regulatory approvals (including approval from gaming and horse racing regulators) and satisfy or waive other closing conditions; (c) the possibility that the mergers do not close when expected or at all or that the companies may be required to modify aspects of the mergers to achieve regulatory approval; (d) the ability of MTR and Eldorado to promptly and effectively integrate their respective businesses; (e) the requirement to satisfy closing conditions to the mergers as set forth in the merger agreement; (f) the outcome of any legal proceedings that may be, or have been, instituted in connection with the transaction; (g) the ability to retain certain key employees of MTR or Eldorado; (h) that there may be a material adverse change affecting MTR or Eldorado, or the respective businesses of MTR or Eldorado may suffer as a result of uncertainty surrounding the transaction; (i) the risk factors disclosed in MTR’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2013, which MTR filed on March 14, 2014, and (j) the risk factors disclosed in the Registration Statement.  Forward-looking statements reflect MTR’s and Eldorado’s management’s analysis as of the date of this Current Report, even if subsequently made available by MTR or Eldorado on their respective websites or otherwise.  MTR and Eldorado do not undertake to revise these statements to reflect subsequent developments, except as required under the federal securities laws.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTR GAMING GROUP, INC.

Dated: June 17, 2014

	By:	/s/ John W. Bittner, Jr.
John W. Bittner, Jr.
Executive Vice President and
Chief Financial Officer